UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005

                          GAMMACAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-32835
                            (Commission File Number)

                                   33-0956433
                        (IRS Employer Identification No.)

                  11Ben Gurion St., 54100 Givat Shmuel, Israel
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code 972 3 5774475

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On March 1, 2005, Gammacan International, Inc. and its subsidiary, Gammacan, Ltd., entered into an agreement appointing Vered Caplan as Vice President of Business Development. Ms. Caplan, who will provide at least 20 hours of service per week, shall receive a salary of $4,000 per month. Ms. Caplan shall also receive payment of certain insurance premiums and payment of 7.5% of her salary into a Keren Hishtalmut Fund.


ITEM 9.01. Financial Statements and Exhibits.

10.01 Employment Agreement between Gammacan, Ltd. and Vered Caplan, dated as of March 1, 2005.

10.02 Addendum to Employment Agreement between Gammacan, Ltd. and Vered Caplan, dated as of March 1, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GAMMACAN INTERNATIONAL, INC.

                                                   /s/ DAN J. GELVAN
                                                   -----------------------
                                                   Dan J. Gelvan,
                                                   Chief Executive Officer

                                                   Date: March 1, 2005